Goodwill and Other Intangible Assets, Net	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets, Net
Note 13. Goodwill and Other Intangible Assets, Net
Goodwill:   The following table summarizes changes in the carrying amount of goodwill by reportable segment:
	Titanium Technologies	Fluoroproducts	Chemical Solutions	Total
Balance as of December 31, 2013	$13	$85	$100	$198
Impairment charge	—	—	—	—
Other adjustments	—	—	—	—
Balance as of December 31, 2014	13	85	100	198
Impairment charge	—	—	(25)	(25)
Other adjustments	—	—	(7)	(7)
Balance as of December 31, 2015	$13	$85	$68	$166

Accumulated impairment losses as of December 31, 2015, 2014 and 2013 included in goodwill are $25, $0, and $0, respectively.
The Company has three segments: Titanium Technologies, Fluoroproducts and Chemical Solutions (see further discussion of reportable segments in Note 23). The Company defines its reporting units as its operating segments for Titanium Technologies; however, the Fluoroproducts and Chemical Solutions segments represent three and seven reporting units, respectively.

In the third quarter of 2015, in connection with the strategic evaluation of the Chemical Solutions portfolio, the Company realigned the reporting structure of the portfolio, specifically the level at which segment management regularly reviews operating results. The Company now identifies seven reporting units for purposes of goodwill allocation and impairment assessment. These seven reporting units are Aniline, Clean & Disinfect, Cyanides, Methylamines, Reactive Metal Solutions, Sulfur, and Vazo. Chemical Solutions remains a single operating segment.
In addition, in connection with the spin-off on July 1, 2015, the Fluoroproducts segment changed its organizational structure, which changed its reporting units from Fluorochemicals and Fluoropolymers to Fluorochemicals, Industrial Resins and Diversified Technologies.
In connection with the goodwill allocation to the new reporting units in Fluoroproducts and Chemical Solutions segments during the third quarter of 2015, we evaluated the reporting units for impairment and determined that the estimated fair values of those reporting units, except for the Sulfur reporting unit, were substantially in excess of the carrying value, indicating that goodwill was not impaired. We performed the second step of the impairment test for Sulfur and determined that the implied fair value of goodwill was lower than its carrying value, resulting in a full impairment of the Sulfur reporting unit’s goodwill. As a result, Chemours recorded a $25 million pre-tax impairment charge for goodwill during the year ended December 31, 2015 in the Chemicals Solutions reportable segment.
The Company also performed its annual impairment tests for Titanium Technologies and Fluorochemicals goodwill and determined that no goodwill impairment existed as of December 31, 2015, and the fair value of each reporting unit substantially exceeded its carrying value.
Chemours estimates the fair value of its reporting units using the income approach based on the present value of estimated future cash flows, discounted at a risk-adjusted market rate, including a growth rate to calculate the terminal value. The Company’s forecasted future cash flows, which incorporate anticipated future revenue growth and related expenses to support the growth, were used to calculate fair value. The factors considered in determining the cash flows include: 1) macroeconomic conditions; 2) industry and market considerations; 3) costs of raw materials, labor or other costs having a negative effect on earnings and cash flows; 4) overall financial performance; and 5) other relevant entity-specific events. The discount rate used represents the weighted average cost of capital for the reporting units considering the risks and uncertainty inherent in the cash flows of the reporting units and in the internally developed forecasts. The implied fair value of the goodwill in step two was determined by allocating the fair value of the reporting units to all of the assets and liabilities as if the reporting units had been acquired in a business combination and its fair value was the purchase price paid to be acquired. The use of these unobservable inputs resulted in the fair value estimate being classified as a Level 3 asset measured at fair value on a nonrecurring basis subsequent to its original recognition.
The determination of whether or not goodwill is impaired involves a significant level of judgment in the assumptions underlying the approaches used to determine the estimated fair value of our reporting units. Chemours believes that assumptions and rates used in the impairment assessment are reasonable. However, these assumptions are judgmental and variations in any assumptions could result in materially different calculations of fair value. The Company will continue to evaluate goodwill on an annual basis as of October 1, and whenever events or changes in circumstances, such as significant adverse changes in operating results, market conditions or changes in management’s business strategy, indicate that there may be a probable indicator of impairment. It is possible that the assumptions used by management related to the evaluation may change or that actual results may vary significantly from management’s estimates.

Other Intangible Assets, Net:   The following table summarizes the gross carrying amounts and accumulated amortization of other intangible assets by major class:
	December 31, 2015			December 31, 2014
	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Customer lists	$13	$(10)	$3	$13	$(10)	$3
Patents	19	(17)	2	19	(15)	4
Purchased trademarks	5	(2)	3	5	(1)	4
Purchased and licensed technology	8	(6)	2	5	(5)	—
Total	$45	$(35)	$10	$42	$(31)	$11

The aggregate pre-tax amortization expense for definite-lived intangible assets was $3, $3 and $6 for the years ended December 31, 2015, 2014 and 2013, respectively. The estimated aggregate pretax amortization expense for 2016, 2017, 2018, 2019 and 2020 is $3, $2, $1, $1 and $1, respectively. Definite-lived intangible assets are amortized over their estimated useful lives, generally for periods ranging from 5 to 20 years. The reasonableness of the useful lives of these assets is continually evaluated. There are no indefinite-lived intangible assets.